THE RBB FUND, INC.


   ARTICLES SUPPLEMENTARY


      THE RBB FUND, INC., a Maryland corporation having its principal office in Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State
Department of Assessments and Taxation of Maryland that:

      FIRST:  In accordance with the requirements of
Section 2-208 of the Maryland General Corporation Law, the
Board of Directors of the Corporation has classified: 1)
One Hundred Million (100,000,000) authorized but unclassified and unissued shares of Common Stock of the Corporation as Class JJJJJ shares of Common Stock representing interests in the Robeco Boston Partners Global
Long/Short Fund  - Investor Class; and 2) One Hundred
Million (100,000,000) authorized but unclassified and unissued shares of Common Stock of the Corporation as Class
KKKKK shares of Common Stock representing interests in the Robeco Boston Partners Global Long/Short Fund -
Institutional Class; pursuant to the following resolutions adopted by the Board of Directors of the Corporation on February 21, 2013:

   RESOLVED, that pursuant to the authority expressly
given to the Board of Directors in Article VI, Section (4)
of the Corporation's Charter, the Board hereby classifies
authorized and unissued shares of Common Stock of the
Corporation, par value $.001 per share, and hereby fixes
and determines the rights, preferences, restrictions and
other matters relating to such classes of Common Stock as
follows:
1.   Class JJJJJ Shares.  One Hundred Million
(100,000,000) of the authorized, unissued and
unclassified shares of the Corporation (par value
$.001 per share) are hereby classified and
designated as Class JJJJJ shares of Common Stock
representing interests in the Robeco Boston Partners
Global Long/Short Fund  - Investor Class.
2.   Class KKKKK Shares.  One Hundred Million
(100,000,000) of the authorized, unissued and
unclassified shares of the Corporation (par value
$.001 per share) are hereby classified and
designated as Class KKKKK  shares of Common Stock
representing interests in the Robeco Boston Partners
Global Long/Short Fund   - Institutional Class.
   FURTHER RESOLVED, that a description of the shares so classified with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as set or changed by the Board of Directors of the Corporation is as set forth in Article VI, Section (6) of the Corporation's Articles of Incorporation and as set forth elsewhere in the Charter of the Corporation with respect to stock of the Corporation generally, and as follows:
   1. To the full extent permitted by applicable law, the Corporation may, without the vote of the shares of any class of capital stock of the Corporation then outstanding and if so determined by the Board of Directors:
     (A)(1) sell and convey the assets belonging to Class JJJJJ or Class KKKKK Common Stock (each a
"Class") to another trust or corporation that is a management investment company (as defined in the Investment Company Act of 1940, as amended) and is organized under the laws of any state of the United
States for consideration, which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, belonging to such Class and which may include securities issued by such trust or corporation. Following such sale and conveyance, and after making provision for the payment of any liabilities belonging to such Class that are not assumed by the purchaser of the assets belonging to such Class, the Corporation may, at its option, redeem all outstanding shares of such Class at the net asset value thereof as determined by the Board of Directors in accordance with the provisions of applicable law, less such redemption fee or other charge, if any, as may be fixed by resolution of the Board of Directors. Notwithstanding any other provision of the Charter of the Corporation to the contrary, the redemption price may be paid in any combination of cash or other assets belonging to such Class, including but not limited to the distribution of the securities or other consideration received by the Corporation for the assets belonging to such Class upon such conditions as the Board of Directors deems, in its sole discretion, to be appropriate and consistent with applicable law and the Charter of the Corporation;
     (2) sell and convert the assets belonging to a Class into money and, after making provision for the payment of all obligations, taxes and other liabilities, accrued or contingent, belonging to such Class, the Corporation may, at its option, redeem all outstanding shares of such Class at the net asset value thereof as determined by the Board of Directors in accordance with the provisions of applicable law, less such redemption fee or other charge, if any, as may be fixed by resolution of the Board of Directors upon such conditions as the Board of Directors deems, in its sole discretion, to be appropriate and consistent with applicable law and the Charter of the Corporation; or
        (3)  combine the assets belonging to a
Class with the assets belonging to any one or more other classes of capital stock of the Corporation if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the stockholders of any class of capital stock of the Corporation participating in such combination. In connection with any such combination of assets, the shares of the Class then outstanding may, if so determined by the Board of Directors, be converted into shares of any other class or classes of capital stock of the Corporation with respect to which conversion is permitted by applicable law, or may be redeemed, at the option of the Corporation, at the net asset value thereof as determined by the Board of Directors in accordance with the provisions of applicable law, less such redemption fee or other charge, or conversion cost, if any, as may be fixed by resolution of the Board of Directors upon such conditions as the Board of Directors deems, in its sole discretion, to be appropriate and consistent with applicable law and the Charter of the Corporation.
Notwithstanding any other provision of these Articles
Supplementary or the Articles of Incorporation to the contrary, any redemption price, or part thereof, paid pursuant to this section may be paid in shares of any other existing or future class or classes of capital stock of the Corporation; and
      (B) without limiting the foregoing, at its option, redeem shares of the Classes for any other reason if the Board of Directors has determined that it is in the best interest of the Corporation to do so. Any such redemption shall be at the net asset value of such shares of such Class being redeemed less such redemption fee or other charge, if any, as may be fixed by resolution of the Board of Directors and shall be made and effective upon such terms and in accordance with procedures approved by the Board of Directors at such time.

2.  The shares of Class JJJJJ Common Stock and Class
KKKKK Common Stock will be issued without stock certificates.

      SECOND: The shares aforesaid have been duly classified by the Board of Directors of the Corporation pursuant to authority and power contained in the Charter of the Corporation.

      THIRD: (1) Immediately before the classification of additional authorized, unissued and unclassified shares of Common Stock as Class JJJJJ Common Stock and Class KKKKK
Common Stock:

         (a)   the Corporation had the authority to
issue one hundred billion (100,000,000,000) shares of its Common Stock and the aggregate par value of all the shares of all classes was one hundred million dollars
($100,000,000); and

         (b)   the number of authorized shares of each
class was as follows:

Class A      -   one hundred million (100,000,000), par
value $.001 per share;

Class B      -   one hundred million (100,000,000), par
value $.001 per share;

Class C      -   one hundred million (100,000,000), par
value $.001 per share;

Class D      -   one hundred million (100,000,000), par
value $.001 per share;

Class E      -   five hundred million (500,000,000), par
value $.001 per share;

Class F         -   five hundred million (500,000,000),
par value $.001 per share;

Class G      -   five hundred million (500,000,000), par
value $.001 per share;

Class H      -   five hundred million (500,000,000), par
value $.001 per share;

Class I         -   one billion five hundred million
(1,500,000,000), par value $.001 per
share;

Class J         -   five hundred million (500,000,000),
par value $.001 per share;

Class K      -   five hundred million (500,000,000), par
value $.001 per share;

Class L      -   one billion five hundred million
(1,500,000,000), par value $.001 per
share;

Class M      -   five hundred million (500,000,000), par
value $.001 per share;

Class N      -   five hundred million (500,000,000), par
value $.001 per share;

Class O      -   five hundred million (500,000,000), par
value $.001 per share;

Class P         -   one hundred million (100,000,000),
par value $.001 per share;

Class Q      -   one hundred million (100,000,000), par
value $.001 per share;

Class R      -   five hundred million (500,000,000), par
value $.001 per share;

Class S         -   five hundred million (500,000,000),
par value $.001 per share;

Class T      -   five hundred million (500,000,000), par
value $.001 per share;

Class U      -   five hundred million (500,000,000), par
value $.001 per share;

Class V      -   five hundred million (500,000,000), par
value $.001 per share;

Class W      -   one hundred million (100,000,000), par
value $.001 per share;

Class X      -   fifty million (50,000,000), par value
$.001 per share;

Class Y      -   fifty million (50,000,000), par value
$.001 per share;

Class Z      -   fifty million (50,000,000), par value
$.001 per share;

Class AA      -   fifty million (50,000,000), par value
$.001 per share;

Class BB      -   fifty million (50,000,000), par value
$.001 per share;

Class CC      -   fifty million (50,000,000), par value
$.001 per share;

Class DD      -   one hundred million (100,000,000), par
value $.001 per share;

Class EE      -   one hundred million (100,000,000), par
value $.001 per share;

Class FF      -   fifty million (50,000,000), par value
$.001 per share;

Class GG      -   fifty million (50,000,000), par value
$.001 per share;

Class HH      -   fifty million (50,000,000), par value
$.001 per share;

Class II      -   one hundred million (100,000,000), par
value $.001 per share;

Class JJ      -   one hundred million (100,000,000), par
value $.001 per share;

Class KK      -   one hundred million (100,000,000), par
value $.001 per share;

Class LL      -   one hundred million (100,000,000), par
value $.001 per share;

Class MM      -   one hundred million (100,000,000), par
value $.001 per share;

Class NN      -   one hundred million (100,000,000), par
value $.001 per share;

Class OO      -   one hundred million (100,000,000), par
value $.001 per share;

Class PP      -   one hundred million (100,000,000), par
value $.001 per share;

Class QQ      -   one hundred million (100,000,000), par
value $.001 per share;

Class RR      -   one hundred million (100,000,000), par
value $.001 per share;

Class SS      -   one hundred million (100,000,000), par
value $.001 per share;

Class TT      -   one hundred million (100,000,000), par
value $.001 per share;

Class UU      -   one hundred million (100,000,000), par
value $.001 per share;

Class VV      -   one hundred million (100,000,000), par
value $.001 per share;

Class WW      -   one hundred million (100,000,000), par
value $.001 per share;

Class YY      -   one hundred million (100,000,000), par
value $.001 per share;

Class ZZ      -   one hundred million (100,000,000), par
value $.001 per share;

Class AAA      -   one hundred million (100,000,000),
par value $.001 per share;

Class BBB      -   one hundred million (100,000,000),
par value $.001 per share;

Class CCC      -   one hundred million (100,000,000),
par value $.001 per share;

Class DDD      -   one hundred million (100,000,000),
par value $.001 per share;

Class EEE      -   one hundred million (100,000,000),
par value $.001 per share;

Class FFF      -   one hundred million (100,000,000),
par value $.001 per share;

Class GGG      -   one hundred million (100,000,000),
par value $.001 per share;

Class HHH      -   one hundred million (100,000,000),
par value $.001 per share;

Class III      -   one hundred million (100,000,000),
par value $.001 per share;

Class JJJ      -   one hundred million (100,000,000),
par value $.001 per share;

Class KKK      -   one hundred million (100,000,000),
par value $.001 per share;

Class LLL      -   one hundred million (100,000,000),
par value $.001 per share;

Class MMM      -   one hundred million (100,000,000),
par value $.001 per share;

Class NNN      -   one hundred million (100,000,000),
par value $.001 per share;

Class OOO      -   one hundred million (100,000,000),
par value $.001 per share;

Class PPP      -   one hundred million (100,000,000),
par value $.001 per share;

Class QQQ      -   two billion five hundred million
(2,500,000,000), par value $.001 per
share;

Class RRR      -   two billion five hundred million
(2,500,000,000), par value $.001 per
share;

Class SSS      -   one hundred million (100,000,000),
par value $.001 per share;

Class TTT      -   fifty million (50,000,000), par
value $.001 per share;

Class UUU      -   fifty million (50,000,000), par
value $.001 per share;

Class VVV      -   fifty million (50,000,000), par
value $.001 per share;

Class WWW      -   fifty million (50,000,000), par
value $.001 per share;

Class XXX      -   one hundred million (100,000,000),
par value $.001 per share;

Class YYY      -   one hundred million (100,000,000),
par value $.001 per share;

Class ZZZ      -   one hundred million (100,000,000),
par value $.001 per share;

Class AAAA      -   fifty billion (50,000,000,000), par
value $.001 per share;

Class BBBB      -   two hundred million (200,000,000),
par value $.001 per share;

Class CCCC      -   two hundred million (200,000,000),
par value $.001 per share;

Class DDDD      -   two hundred million (200,000,000),
par value $.001 per share;

Class EEEE       -   one hundred million (100,000,000),
par value $.001 per share;

Class FFFF      -   one hundred million (100,000,000),
par value $.001 per share;

Class GGGG      -   one hundred million (100,000,000),
par value $.001 per share;

Class HHHH      -   one hundred million (100,000,000),
par value $.001 per share;

Class IIII      -   one hundred million (100,000,000),
par value $.001 per share;

Class JJJJ      -   one hundred million (100,000,000),
par value $.001 per share;

Class KKKK      -   one hundred million (100,000,000),
par value $.001 per share;

Class LLLL      -   one hundred million (100,000,000),
par value $.001 per share;

Class MMMM   -   one hundred million (100,000,000), par
value $.001 per share;

Class NNNN      -   one hundred million (100,000,000),
par value $.001 per share;

Class OOOO      -   one hundred million (100,000,000),
par value $.001 per share;

Class PPPP      -   one hundred million (100,000,000),
par value $.001 per share;

Class QQQQ      -   one hundred million (100,000,000),
par value $.001 per share;

Class RRRR      -   one hundred million (100,000,000),
par value $.001 per share;

Class SSSS      -   one hundred million (100,000,000),
par value $.001 per share;

Class TTTT      -   one hundred million (100,000,000),
par value $.001 per share;

Class UUUU      -   one hundred million (100,000,000),
par value $.001 per share;

Class VVVV      -   one hundred million (100,000,000),
par value $.001 per share;

Class WWWW   -   one hundred million (100,000,000), par
value $.001 per share;

Class XXXX      -   one hundred million (100,000,000),
par value $.001 per share;

Class YYYY      -   one hundred million (100,000,000),
par value $.001 per share;

Class ZZZZ      -   one hundred million (100,000,000),
par value $.001 per share;

Class AAAAA   -   one hundred million (100,000,000), par
value $.001 per share;

Class BBBBB   -   one hundred million (100,000,000), par
value $.001 per share;

Class CCCCC   -    one hundred million (100,000,000), par
value $.001 per share;

Class DDDDD   -    one hundred million (100,000,000), par
value $.001 per share;

Class EEEEE   -   one hundred million (100,000,000), par
value $.001 per share;

Class FFFFF      -   one hundred million (100,000,000),
par value $.001 per share;

Class GGGGG   -   one hundred million (100,000,000), par
value $.001 per share;

Class HHHHH   -   one hundred million (100,000,000), par
value $.001 per share;

Class IIIII      -   one hundred million (100,000,000),
par value $.001 per share;

Class Select      -   seven hundred million
(700,000,000), par value $.001 per
share;

Class Beta 2      -   one million (1,000,000), par value
$.001 per share;

Class Beta 3      -   one million (1,000,000), par value
$.001 per share;

Class Beta 4      -   one million (1,000,000), par value
$.001 per share;

Class Principal Money    seven hundred million
(700,000,000), par value $.001 per
share;

Class Gamma 2   -   one million (1,000,000), par value $.001
per share;

Class Gamma 3   -   one million (1,000,000), par value $.001
per share;

Class Gamma 4   -   one million (1,000,000), par value $.001
per share;

Class Bear Stearns
Money         -   two billion five hundred million
(2,500,000,000), par value $.001 per
share;

Class Bear Stearns
Municipal Money   -   one billion five hundred million
(1,500,000,000), par value $.001 per
share;

Class Bear Stearns
Government Money   -   one billion (1,000,000,000), par
value $.001 per share;

Class Delta 4      -   one million (1,000,000), par value
$.001 per share;

Class Epsilon 1   -   one million (1,000,000), par value $.001
per share;

Class Epsilon 2   -   one million (1,000,000), par value $.001
per share;

Class Epsilon 3   -   one million (1,000,000), par value $.001
per share;

Class Epsilon 4   -   one million (1,000,000), par value $.001
per share;

Class Zeta 1      -   one million (1,000,000), par value
$.001 per share;

Class Zeta 2      -   one million (1,000,000), par value
$.001 per share;

Class Zeta 3      -   one million (1,000,000), par value
$.001 per share;

Class Zeta 4      -   one million (1,000,000), par value
$.001 per share;

Class Eta 1      -   one million (1,000,000), par value
$.001 per share;

Class Eta 2      -   one million (1,000,000), par value
$.001 per share;

Class Eta 3      -   one million (1,000,000), par value
$.001 per share;

Class Eta 4      -   one million (1,000,000), par value
$.001 per share;

Class Theta 1      -   one million (1,000,000), par value
$.001 per share;

Class Theta 2      -   one million (1,000,000), par value
$.001 per share;

Class Theta 3      -   one million (1,000,000), par value
$.001 per share;

Class Theta 4      -   one million (1,000,000), par value
$.001 per share;

for a total of eighty billion, three hundred seventy-three million (80,373,000,000) shares classified into separate classes of Common Stock.

   (2) After the classification of additional authorized, unissued and unclassified shares of Common Stock as Class
JJJJJ and Class KKKKK Common Stock:

      (a) the Corporation has the authority to issue one hundred billion (100,000,000,000) shares of its Common
Stock and the aggregate par value of all the shares of all classes is one hundred million dollars ($100,000,000); and

         (b)   the number of authorized shares of each
class is now as follows:

Class A      -   one hundred million (100,000,000), par
value $.001 per share;

Class B      -   one hundred million (100,000,000), par
value $.001 per share;

Class C      -   one hundred million (100,000,000), par
value $.001 per share;

Class D      -   one hundred million (100,000,000), par
value $.001 per share;

Class E      -   five hundred million (500,000,000), par
value $.001 per share;

Class F         -   five hundred million (500,000,000),
par value $.001 per share;

Class G      -   five hundred million (500,000,000), par
value $.001 per share;

Class H      -   five hundred million (500,000,000), par
value $.001 per share;

Class I         -   one billion five hundred million
(1,500,000,000), par value $.001 per
share;

Class J         -   five hundred million (500,000,000),
par value $.001 per share;

Class K      -   five hundred million (500,000,000), par
value $.001 per share;

Class L      -   one billion five hundred million
(1,500,000,000), par value $.001 per
share;

Class M      -   five hundred million (500,000,000), par
value $.001 per share;

Class N      -   five hundred million (500,000,000), par
value $.001 per share;

Class O      -   five hundred million (500,000,000), par
value $.001 per share;

Class P         -   one hundred million (100,000,000),
par value $.001 per share;

Class Q      -   one hundred million (100,000,000), par
value $.001 per share;

Class R      -   five hundred million (500,000,000), par
value $.001 per share;

Class S         -   five hundred million (500,000,000),
par value $.001 per share;

Class T      -   five hundred million (500,000,000), par
value $.001 per share;

Class U      -   five hundred million (500,000,000), par
value $.001 per share;

Class V      -   five hundred million (500,000,000), par
value $.001 per share;

Class W      -   one hundred million (100,000,000), par
value $.001 per share;

Class X      -   fifty million (50,000,000), par value
$.001 per share;

Class Y      -   fifty million (50,000,000), par value
$.001 per share;

Class Z      -   fifty million (50,000,000), par value
$.001 per share;

Class AA      -   fifty million (50,000,000), par value
$.001 per share;

Class BB      -   fifty million (50,000,000), par value
$.001 per share;

Class CC      -   fifty million (50,000,000), par value
$.001 per share;

Class DD      -   one hundred million (100,000,000), par
value $.001 per share;

Class EE      -   one hundred million (100,000,000), par
value $.001 per share;

Class FF      -   fifty million (50,000,000), par value
$.001 per share;

Class GG      -   fifty million (50,000,000), par value
$.001 per share;

Class HH      -   fifty million (50,000,000), par value
$.001 per share;

Class II      -   one hundred million (100,000,000), par
value $.001 per share;

Class JJ      -   one hundred million (100,000,000), par
value $.001 per share;

Class KK      -   one hundred million (100,000,000), par
value $.001 per share;

Class LL      -   one hundred million (100,000,000), par
value $.001 per share;

Class MM      -   one hundred million (100,000,000), par
value $.001 per share;

Class NN      -   one hundred million (100,000,000), par
value $.001 per share;

Class OO      -   one hundred million (100,000,000), par
value $.001 per share;

Class PP      -   one hundred million (100,000,000), par
value $.001 per share;

Class QQ      -   one hundred million (100,000,000), par
value $.001 per share;

Class RR      -   one hundred million (100,000,000), par
value $.001 per share;

Class SS      -   one hundred million (100,000,000), par
value $.001 per share;

Class TT      -   one hundred million (100,000,000), par
value $.001 per share;

Class UU      -   one hundred million (100,000,000), par
value $.001 per share;

Class VV      -   one hundred million (100,000,000), par
value $.001 per share;

Class WW      -   one hundred million (100,000,000), par
value $.001 per share;

Class YY      -   one hundred million (100,000,000), par
value $.001 per share;

Class ZZ      -   one hundred million (100,000,000), par
value $.001 per share;

Class AAA      -   one hundred million (100,000,000),
par value $.001 per share;

Class BBB      -   one hundred million (100,000,000),
par value $.001 per share;

Class CCC      -   one hundred million (100,000,000),
par value $.001 per share;

Class DDD      -   one hundred million (100,000,000),
par value $.001 per share;

Class EEE      -   one hundred million (100,000,000),
par value $.001 per share;

Class FFF      -   one hundred million (100,000,000),
par value $.001 per share;

Class GGG      -   one hundred million (100,000,000),
par value $.001 per share;

Class HHH      -   one hundred million (100,000,000),
par value $.001 per share;

Class III      -   one hundred million (100,000,000),
par value $.001 per share;

Class JJJ      -   one hundred million (100,000,000),
par value $.001 per share;

Class KKK      -   one hundred million (100,000,000),
par value $.001 per share;

Class LLL      -   one hundred million (100,000,000),
par value $.001 per share;

Class MMM      -   one hundred million (100,000,000),
par value $.001 per share;

Class NNN      -   one hundred million (100,000,000),
par value $.001 per share;

Class OOO      -   one hundred million (100,000,000),
par value $.001 per share;

Class PPP      -   one hundred million (100,000,000),
par value $.001 per share;

Class QQQ      -   two billion five hundred million
(2,500,000,000), par value $.001 per
share;

Class RRR      -   two billion five hundred million
(2,500,000,000), par value $.001 per
share;

Class SSS      -   one hundred million (100,000,000),
par value $.001 per share;

Class TTT      -   fifty million (50,000,000), par
value $.001 per share;

Class UUU      -   fifty million (50,000,000), par
value $.001 per share;

Class VVV      -   fifty million (50,000,000), par
value $.001 per share;

Class WWW      -   fifty million (50,000,000), par
value $.001 per share;

Class XXX      -   one hundred million (100,000,000),
par value $.001 per share;

Class YYY      -   one hundred million (100,000,000),
par value $.001 per share;

Class ZZZ      -   one hundred million (100,000,000),
par value $.001 per share;

Class AAAA      -   fifty billion (50,000,000,000), par
value $.001 per share;

Class BBBB      -   two hundred million (200,000,000),
par value $.001 per share;

Class CCCC      -   two hundred million (200,000,000),
par value $.001 per share;

Class DDDD      -   two hundred million (200,000,000),
par value $.001 per share;

Class EEEE       -   one hundred million (100,000,000),
par value $.001 per share;

Class FFFF      -   one hundred million (100,000,000),
par value $.001 per share;

Class GGGG      -   one hundred million (100,000,000),
par value $.001 per share;

Class HHHH      -   one hundred million (100,000,000),
par value $.001 per share;

Class IIII      -   one hundred million (100,000,000),
par value $.001 per share;

Class JJJJ      -   one hundred million (100,000,000),
par value $.001 per share;

Class KKKK      -   one hundred million (100,000,000),
par value $.001 per share;

Class LLLL      -   one hundred million (100,000,000),
par value $.001 per share;

Class MMMM   -   one hundred million (100,000,000), par
value $.001 per share;

Class NNNN      -   one hundred million (100,000,000),
par value $.001 per share;

Class OOOO      -   one hundred million (100,000,000),
par value $.001 per share;

Class PPPP      -   one hundred million (100,000,000),
par value $.001 per share;

Class QQQQ      -   one hundred million (100,000,000),
par value $.001 per share;

Class RRRR      -   one hundred million (100,000,000),
par value $.001 per share;

Class SSSS      -   one hundred million (100,000,000),
par value $.001 per share;

Class TTTT      -   one hundred million (100,000,000),
par value $.001 per share;

Class UUUU      -   one hundred million (100,000,000),
par value $.001 per share;

Class VVVV      -   one hundred million (100,000,000),
par value $.001 per share;

Class WWWW   -   one hundred million (100,000,000), par
value $.001 per share;

Class XXXX      -   one hundred million (100,000,000),
par value $.001 per share;

Class YYYY      -   one hundred million (100,000,000),
par value $.001 per share;

Class ZZZZ      -   one hundred million (100,000,000),
par value $.001 per share;

Class AAAAA   -   one hundred million (100,000,000), par
value $.001 per share;

Class BBBBB   -   one hundred million (100,000,000), par
value $.001 per share;

Class CCCCC   -    one hundred million (100,000,000), par
value $.001 per share;

Class DDDDD   -    one hundred million (100,000,000), par
value $.001 per share;

Class EEEEE   -   one hundred million (100,000,000), par
value $.001 per share;

Class FFFFF      -   one hundred million (100,000,000),
par value $.001 per share;

Class GGGGG   -   one hundred million (100,000,000), par
value $.001 per share;

Class HHHHH   -   one hundred million (100,000,000), par
value $.001 per share;

Class IIIII      -   one hundred million (100,000,000),
par value $.001 per share;

Class JJJJJ      -   one hundred million (100,000,000),
par value $.001 per share;

Class KKKKK   -   one hundred million (100,000,000), par
value $.001 per share;

Class Select      -   seven hundred million
(700,000,000), par value $.001 per
share;

Class Beta 2      -   one million (1,000,000), par value
$.001 per share;

Class Beta 3      -   one million (1,000,000), par value
$.001 per share;

Class Beta 4      -   one million (1,000,000), par value
$.001 per share;

Class Principal Money    seven hundred million
(700,000,000), par value $.001 per
share;

Class Gamma 2   -   one million (1,000,000), par value $.001
per share;

Class Gamma 3   -   one million (1,000,000), par value $.001
per share;

Class Gamma 4   -   one million (1,000,000), par value $.001
per share;

Class Bear Stearns
Money         -   two billion five hundred million
(2,500,000,000), par value $.001 per
share;

Class Bear Stearns
Municipal Money   -   one billion five hundred million
(1,500,000,000), par value $.001 per
share;

Class Bear Stearns
Government Money   -   one billion (1,000,000,000), par
value $.001 per share;

Class Delta 4      -   one million (1,000,000), par value
$.001 per share;

Class Epsilon 1   -   one million (1,000,000), par value $.001
per share;

Class Epsilon 2   -   one million (1,000,000), par value $.001
per share;

Class Epsilon 3   -   one million (1,000,000), par value $.001
per share;

Class Epsilon 4   -   one million (1,000,000), par value $.001
per share;

Class Zeta 1      -   one million (1,000,000), par value
$.001 per share;

Class Zeta 2      -   one million (1,000,000), par value
$.001 per share;

Class Zeta 3      -   one million (1,000,000), par value
$.001 per share;

Class Zeta 4      -   one million (1,000,000), par value
$.001 per share;

Class Eta 1      -   one million (1,000,000), par value
$.001 per share;

Class Eta 2      -   one million (1,000,000), par value
$.001 per share;

Class Eta 3      -   one million (1,000,000), par value
$.001 per share;

Class Eta 4      -   one million (1,000,000), par value
$.001 per share;

Class Theta 1      -   one million (1,000,000), par value
$.001 per share;

Class Theta 2      -   one million (1,000,000), par value
$.001 per share;

Class Theta 3      -   one million (1,000,000), par value
$.001 per share;

Class Theta 4      -   one million (1,000,000), par value
$.001 per share;

for a total of eighty billion, five hundred seventy-three million (80,573,000,000) shares classified into separate classes of Common Stock.

      IN WITNESS WHEREOF, The RBB Fund, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on the 27th day of March, 2013.


WITNESS:               THE RBB FUND, INC.


By: /s/Jennifer Rogers              By: /s/Salvatore Faia
       Jennifer Rogers                     Salvatore Faia
       Secretary                           President


CERTIFICATE


   THE UNDERSIGNED, President of The RBB Fund, Inc., who executed on behalf of said Corporation the foregoing
Articles Supplementary to the Charter, of which this certificate is made a part, hereby acknowledges that the foregoing Articles Supplementary are the act of the said
Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.


                     /s/Salvatore Faia
                     Salvatore Faia
                     President

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EXHIBIT 77I